                                       GUARANTY


     This Guaranty is made by SCHULER HOMES OF CALIFORNIA, INC., a California corporation, SCHULER HOMES OF OREGON, INC., an Oregon corporation, SCHULER HOMES OF WASHINGTON, INC., a Washington corporation, MELODY HOMES, INC., a Delaware corporation, SCHULER REALTY/MAUI, INC., a Hawaii corporation, SCHULER REALTY/OAHU, INC., a Hawaii corporation, LOKELANI CONSTRUCTION CORPORATION, a Delaware corporation, MELODY MORTGAGE CO., a Colorado corporation, SHLR OF WASHINGTON, INC., a Washington corporation, SHLR OF COLORADO, INC., a Colorado corporation, SHLR OF UTAH, INC., a Utah corporation, SSHI LLC, a Delaware limited liability company, SHLR OF NEVADA, INC., a Nevada corporation and SRHI LLC, a Delaware limited liability company (collectively referred to as the "Guarantors", and individually referred to as a "Guarantor").

     WHEREAS, (i) Schuler Homes, Inc., a Delaware corporation (the "Borrower"),
(ii) the banks from time to time party to the Credit Agreement, as herein defined (collectively referred to as the "Banks", and individually referred to as a "Bank"), (iii) FIRST HAWAIIAN BANK, a Hawaii corporation, as administrative and syndication agent for the Banks (the "Administrative Agent"), and (iv) BANK OF AMERICA, N.A., a national banking association, as documentation agent for the Banks (the "Documentation Agent", the Administrative Agent and the Documentation Agent are collectively referred to as the "Agents"), entered into that certain Second Amended and Restated Credit Agreement dated as of September 30, 1998 (the "1998 Credit Agreement"), relating to a revolving credit facility (the "Credit Facility") in the principal amount of $120,000,000.00 made available to the Borrower by the Banks; and

     WHEREAS, the 1998 Credit Agreement was amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated January 21, 1999; and

     WHEREAS, the Borrower, the Banks and the Agents entered that certain Second Amendment to Second Amended and Restated Credit Agreement dated July 2, 1999, which increased the amount of the Credit Facility to $120,000,000.00 and extended the Termination Date to July 1, 2002; and

     WHEREAS, the 1998 Credit Agreement was further amended by that certain Third Amendment to Second Amended and Restated Credit Agreement dated July 22, 1999; and

     WHEREAS, the Borrower has requested the Banks and the Agents to further amend the terms of the Credit Facility to increase the amount of the Credit Facility to $170,000,000.00 and to amend other provisions pursuant to that certain Third Amended and Restated Credit Agreement to be executed by the Borrower, the Banks and the Agents (the "Credit Agreement"); and

     WHEREAS, the Guarantors are subsidiaries of the Borrower and deem it to be to the Guarantors' financial benefit that the Banks amend the terms of the Credit Facility to increase the amount of the Credit Facility to $170,000,000.00 and to amend other provisions pursuant to the Credit Agreement; and

     WHEREAS, the Credit Facility, as amended by the Credit Agreement, will be evidenced by an amended and restated promissory note to be executed by the Borrower and made payable to the Banks (the "Note"), and secured and governed by certain "Loan Documents", as defined in the Credit Agreement; and

     WHEREAS, the Guarantors have received, reviewed and approved the Credit Agreement and all of the other Loan Documents;

     NOW, THEREFORE, as an essential inducement to the Banks and the Agents to amend the Credit Facility and to continue to make the Credit Facility available to the Borrower pursuant to the terms of the Credit Agreement, and as a consideration for so doing, the Guarantors hereby agree with the Banks and the Agents, and with each holder of the Note evidencing the Credit Facility and each holder of any interest in the Note (each holder of the Note and each holder of any interest therein being hereinafter collectively and individually called the "Holder"), as follows:

     1. DEFINITIONS As used herein, the following terms shall have the following meanings:

     (a) "INDEBTEDNESS" shall mean (i) all sums due and payable under the Note, including, without limitation, principal, interest, fees and charges thereunder; and (ii) any and all other indebtedness or liability of the Borrower to the Banks and/or the Agents under or arising out of the Credit Facility or the Loan Documents, including, as to (i) and (ii) above, any extension, renewal, reduction, compromise, indulgence, variation or modification thereof.

     (b) "OBLIGATIONS" shall mean each and every agreement, covenant and condition to be observed or performed by the Borrower under the Loan Documents.

     (c) "EXPENSES" shall mean all costs and expenses, including, but not limited to, attorneys' fees, incurred in connection with the enforcement by the Banks and the Agents of its rights against the Borrower under the Loan Documents and against the Guarantors hereunder, following any default in the due and punctual payment of the Indebtedness, or observance and performance of the Obligations, by the Borrower.

     2. INDEBTEDNESS AND OBLIGATIONS GUARANTEED. The Guarantors hereby jointly and severally, absolutely, irrevocably and unconditionally guarantee the payment of the Indebtedness and the observance and performance of the Obligations. In connection therewith, the Guarantors will pay to the Banks and the Agents, on demand, all of the Expenses, and will indemnify and hold the Banks and the Agents harmless from and against any loss, cost, liability or expense which the Banks and/or the Agents may sustain or incur by reason of the failure of the Borrower to pay all of the Indebtedness or to observe and perform all of the Obligations.

     3. UNCONDITIONAL AND ABSOLUTE PAYMENT GUARANTY. This is an unconditional and absolute guaranty of payment and not merely a guaranty of collection, and if for any reason, any Indebtedness shall not be paid when and as due and payable, or any Obligation shall not be observed or performed when the same is required to be observed or performed, the Guarantors undertake promptly to pay all such Indebtedness, and to observe and perform, or to cause the appropriate party to observe and perform, each of such Obligations, regardless of any defense or setoff or counterclaim which the Borrower may have or assert, and regardless of whether or not any Holder or anyone on behalf of any Holder shall have instituted any suit, action or proceeding or exhausted its remedies or taken any steps to enforce any rights against any of such parties or any other person to collect all or part of any such amounts, or to compel any such performance, either pursuant to the Loan Documents, or at law or in equity, and regardless of any other condition or contingency.

     4. WAIVER. The Guarantors hereby unconditionally waive any and all statutory and common law suretyship defenses that now or hereafter may be available to the Guarantors, including, without limitation (a) any requirement that any Holder in the event of any default by the Borrower first make demand upon, or seek to enforce remedies against, the Borrower or any other guarantor or any security or collateral held by the Banks or the Agents at any time, or to pursue any other remedy in its power, before being entitled to payment from the Guarantors of the amounts payable by the Guarantors hereunder, or before proceeding against the Guarantors; (b) the defense of the statute of limitations in any action hereunder or for the collection of any Indebtedness or the performance of any Obligation; (c) any defense that may arise by reason of (i) the incapacity, lack of authority, death or disability of the Borrower, any Guarantor or any other person or entity, (ii) the revocation or repudiation of this Guaranty by the Guarantors, or the revocation or repudiation of any of the Loan Documents by the Borrower or any other person or entity, (iii) the failure of the Banks or the Agents to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of the Borrower or any other person or entity, (iv) the unenforceability in whole or in part of the Loan Documents or any other document, instrument, or agreement referred to therein, or any limitation on the liability of the Borrower thereunder, or any limitation on the method or terms of payment thereunder, which may now or hereafter be caused or imposed in any manner whatsoever, (v) the election by the Banks and the Agents, in any proceeding instituted under the federal Bankruptcy Code, of the application of Section 1111(b)(2) of the federal Bankruptcy Code, or (vi) any borrowing or grant of a security interest under Section 364 of the federal Bankruptcy Code; (d) diligence, presentment, demand for payment, protest, notice of discharge, notice of acceptance of this Guaranty, and indulgences and notices of any other kind whatsoever; (e) any defense based upon an election of remedies (including, if available, an election to proceed by non-judicial foreclosure) by the Banks and the Agents which destroys or otherwise impairs any subrogation rights of the Guarantors or the right of the Guarantors to proceed against the Borrower for reimbursement, or both; (f) any defense based upon any taking, modification or release of any collateral or guaranties for the Indebtedness of the Borrower to the Banks and the Agents, or any failure to perfect any security interest in, or the taking of any other action or the failure to take any other action with respect to any collateral securing payment of the Indebtedness or performance of the Obligations; (g) any rights or defenses based upon an offset by the Guarantors against any obligation now or hereafter owed to the Guarantors by the Borrower; or (h) any right of appraisement with regard to the value of any collateral which the Banks may apply as a credit to the obligations of the Borrower, through foreclosure or otherwise, and agrees that the determination by an independent appraiser appointed by the Banks or the Agents of the value of such collateral shall be binding upon the Guarantors for all purposes; it being the intention hereof that the Guarantors shall remain fully liable, as principal, until the full payment of the Indebtedness, full performance of all the Obligations, and termination of the obligations of the Banks and the Agents under the Loan

Documents, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of the Guarantors.

     5. NO RELEASE OF GUARANTY. The obligations, covenants, agreements and duties of the Guarantors under this Guaranty shall not be released, affected, stayed or impaired, except upon the express written consent of the Banks and the Agents, by (a) any assignment, indorsement or transfer, in whole or in part, of the Note, although made without notice to or the consent of the Guarantors; or
(b) any alteration, compromise, modification, acceleration, extension or change to or of the time or manner of payment of any of the Indebtedness, or the performance or observance of any of the Obligations; or (c) any increase or reduction in the rate of interest or amount of principal payable on the Note, or any other Indebtedness; or (d) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Borrower or the Guarantors; or (e) any receivership, insolvency, bankruptcy, reorganization, dissolution or other similar proceedings, affecting the Borrower or the Guarantors or any of their assets; or (f) any release of any property from the lien and security interest created by any of the Loan Documents, the subordination of any such lien or security interest, or the acceptance of additional or substitute property as security under the Loan Documents; or (g) the release or discharge of the Borrower from the observance or performance of any agreement, covenant, term or condition contained in the Loan Documents; or
(h) the foreclosure of any lien or security interest on any property securing repayment of the Indebtedness, or the acceptance of a deed or assignment of any such property in lieu of foreclosure; or (i) any action which the Holder may take or omit to take by virtue of the Loan Documents or through any course of dealing with the Borrower; or (j) the release of any existing guarantor or the addition of a new guarantor; or (k) the operation of law or any other cause, whether similar or dissimilar to the foregoing.

     6. WAIVER OF SUBROGATION. The Guarantors hereby waive, release and discharge any claim or right the Guarantors may have to be subrogated to the rights of the Holder following payment of the Indebtedness and performance of the Obligations. This waiver, release and discharge shall continue even after the Indebtedness has been paid in full, the Obligations performed, and the obligations of the Banks and the Agents under the Loan Documents terminated.

     7. SUBORDINATION OF INDEBTEDNESS. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the Indebtedness of the Borrower to the Holder; and, upon the request of the Holder, such indebtedness of the Borrower to the Guarantors shall be collected, enforced and received by the Guarantors as trustee for the Holder and shall be paid over to the Holder on account of the Indebtedness of the Borrower to the Holder without reducing or affecting in any manner the liability of the Guarantors under the other provisions of this Guaranty.

     8. CLAIMS IN BANKRUPTCY. The Guarantors will file all claims against the Borrower in any bankruptcy or other proceeding in which the filing of claims is required or permitted by law upon any indebtedness of the Borrower to any Guarantor or claim against the Borrower by any Guarantor, and the Guarantors hereby assign to the Banks and the Agents all rights of the Guarantors thereunder. If the Guarantor does not file any such claim, the Banks and the Agents, as attorney-in-fact for such Guarantor, is hereby authorized to do so in the name of the Guarantor or, in the discretion of the Banks and the Agents, to assign the claim and to cause proof of claim to be filed in the name of the nominee of the Banks and the Agents. The Banks, the Agents or their nominee shall have the sole right to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to take. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to the Banks and the Agents the full amount payable on such claim up to the amounts due under this Guaranty, and, to the full extent necessary for that purpose, the Guarantors hereby assign to the Banks and the Agents all of the Guarantors' rights to any such payments or distributions to which the Guarantors would otherwise be entitled; provided, however, that the Guarantors' obligations hereunder shall not be satisfied except to the extent that the Banks and the Agents receive cash by reason of any such payment or distribution. If the Banks and the Agents receive anything hereunder other than cash, the same shall be held as collateral for the payment of all amounts due under this Guaranty.

     9.  FINANCIAL CAPACITY.

     (a) The Guarantors hereby agree, as a material inducement to the Banks and the Agents to enter into the Third Amendment, to furnish to the Banks and the Agents such financial statements, reports and information as required by Sections 6.01 and 6.02 of the Credit Agreement. The Banks and the Agents agree to keep confidential all of the financial information which it receives in connection herewith, except that such information may be provided to any assignee as provided in Section 17 hereof.

     (b) The Guarantors will promptly notify each Bank through the Administrative Agent of the commencement of, or any material development in, any litigation or proceeding affecting any Guarantor which, if adversely determined, would reasonably be expected to have a Material Adverse Effect (as defined in the Credit Agreement); or in which the relief sought is an injunction or other stay of the performance of this Guaranty. Such notice shall be accompanied by a written statement by the chief executive officer, the president or the chief financial officer of such Guarantor, or any other officer having substantially the same authority and responsibility, setting forth details of the occurrence referred to therein, and stating what action the Guarantors propose to take with respect thereto and at what time.

     10. CONDITION OF BORROWER. The Guarantors are fully aware of the financial condition of the Borrower and are executing and delivering this Guaranty based solely upon the Guarantors' own independent investigation of all matters pertinent hereto, and are not relying in any manner upon any representation or statement of the Banks or the Agents. The Guarantors represent and warrant that the Guarantors are in a position to obtain and the Guarantors hereby assume full responsibility for obtaining, any additional information concerning the Borrower's financial condition and any other matter pertinent hereto as the Guarantors may desire, and the Guarantors are not relying upon or expecting the Banks or the Agents to furnish to the Guarantors any information now or hereafter in the possession of the Banks or the Agents concerning the same or any other matter. By executing this Guaranty, the Guarantors knowingly acknowledge and accept the full range of risks encompassed within a contract of this type. The Guarantors shall have no right to require the Banks or the Agents to obtain or disclose any information with respect to the Indebtedness or the Obligations, the financial condition or character of the Borrower, the Borrower's ability to pay the

Indebtedness or perform the Obligations, the existence of any collateral or security for any or all of the Indebtedness or the Obligations, the existence or non-existence of any other guaranties of all or any part of the Indebtedness or the Obligations, or any action or non-action on the part of the Banks, the Agents, the Borrower, or any other person, or any other matter, fact or occurrence whatsoever.

     11. REPRESENTATIONS AND WARRANTIES. Each of the Guarantors represents and warrants to the Banks and the Agents that:

     (a) TAX RETURNS AND PAYMENTS. All material tax returns and reports of each Guarantor required by law to be filed have been duly filed, and all taxes, assessments, contributions, fees and other governmental charges the liability for which could exceed $100,000 (other than those currently payable without penalty or interest and those currently being contested in good faith) upon any Guarantor or upon any Guarantor's properties, assets or income which are due and payable have been paid.

     (b) LITIGATION. There is, to the knowledge of the Guarantors, no action, suit, proceeding or investigation pending at law or in equity or before any Governmental Authority (as defined in the Credit Agreement), or threatened against or affecting any Guarantor, an adverse ruling in which would or might materially impair the ability of the Guarantors to observe and perform the Guarantors' obligations under this Guaranty or have a material adverse effect upon the legality, validity, binding effect or enforceability of this Guaranty.

     (c) COMPLIANCE WITH OTHER INSTRUMENTS; NONE BURDENSOME. To the best of their knowledge, no Guarantor is in violation of or in default with respect to any provision of any mortgage, indenture, contract, agreement or instrument applicable to such Guarantor, or by which such Guarantor is bound, and there is no provision of any mortgage, indenture, contract, agreement or instrument applicable to any Guarantor or by which any Guarantor is bound which materially adversely affects, or in the future (so far as the Guarantors can now foresee) will materially adversely affect, the business or prospects or condition (financial or other) of any Guarantor or of any Guarantor's properties or assets.

     (d) FINANCIAL STATEMENTS. Any financial statements heretofore delivered to the Banks and the Agents by the Guarantors are true and correct in all respects, and fairly represent the respective financial conditions of the subjects thereof as of the respective dates thereof; and no materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof.

     12. BANKRUPTCY. Until all Indebtedness has been paid to the Banks and the Agents, all Obligations have been performed, and the obligations of the Banks and the Agents under the Loan Documents have been terminated, the Guarantors shall not, without the prior written consent of the Banks and the Agents, commence or join with any other person in commencing any bankruptcy, reorganization or insolvency proceedings of or against the Borrower. The obligations of the Guarantors under this Guaranty shall not be altered, limited or affected by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of the Borrower or by any defense which the Borrower may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding. The Guarantors acknowledge and agree that any interest on the Indebtedness which accrues after the commencement of any such proceeding (or, if interest on any portion of the Indebtedness ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on any such portion of the Indebtedness if said proceeding had not been commenced) shall be included in the Indebtedness, since it is the intention of the parties that the amount of the Indebtedness which is guaranteed by the Guarantors pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve the Borrower of any portion of such Indebtedness. The Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay the Banks and the Agents, or allow the claim of the Banks and the Agents in respect of, any such interest accruing after the date on which such proceeding is commenced. In the event that all or any portion of the Indebtedness is paid or all or any part of the Obligations are performed by the Borrower, the obligations of the Guarantors hereunder shall continue and remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from the Banks or the Agents as a preference, fraudulent transfer or otherwise in such proceeding.

     13. REMEDIES CUMULATIVE. The liability of the Guarantors, and all rights, powers and remedies of the Banks and the Agents hereunder and under any other agreement now or at any time hereafter in force between the Banks, the Agents and the Guarantors relating to the Indebtedness or the Obligations, shall be cumulative and not exclusive or alternative, and such rights, powers and remedies shall be in addition to all other rights, powers and remedies given to the Banks and the Agents by law.

     14. AMENDMENTS; CONTINUING LIABILITY. The terms of this Guaranty may not be modified or amended except by a written agreement executed by the Guarantors with the consent in writing of the Holder. The obligations of the Guarantors under this Guaranty shall be continuing obligations and a separate cause of action shall be deemed to arise in respect of each default hereunder. The Guarantors will from time to time deliver, upon request of the Holder, satisfactory acknowledgments of the Guarantors' continued liability hereunder.

     15. MERGER OR CONSOLIDATION OF GUARANTORS. No Guarantor will consolidate or merge with or into another corporation, person or entity, whether or not affiliated with such Guarantor without the written consent of the Holder (which consent shall not be unreasonably withheld). No consolidation or merger (with or without the consent of the Holder) shall release, affect or impair the continuing liability and obligation of the Guarantors under this Guaranty.

     16. NOTICES. Any notice or demand to be given or served hereunder shall be in writing and personally delivered, or sent by registered or certified mail addressed as follows:

     To the Banks and
     the Agents at:      999 Bishop Street
                         Honolulu, Hawaii 96813
                         Attention: Commercial Real Estate Division

     To Guarantors at:   828 Fort Street Mall, 4th Floor
                         Honolulu, Hawaii  96813

Any such address may be changed from time to time by the addressee by serving notice to the other party as above provided. Service of such notice or demand shall be deemed complete on the date of actual delivery or at the expiration of the second day after the date of mailing if mailed in Hawaii, whichever is earlier.

     The Guarantors hereby irrevocably authorize the Agents to accept facsimile ("FAX") transmissions of such notices, requests, demands and documents, provided such transmission is signed by an officer of any Guarantor. The Guarantors shall and do hereby hold the Agents harmless from, and indemnify the Agents against, any loss, cost, expense, claim or demand which may be incurred by or asserted against the Agents by virtue of the Agents acting upon any such notices, requests, demands or documents transmitted in accordance with the above provisions. Any such FAX transmission shall, at the Agents' request, be separately confirmed by telephone conference between the Agents and the authorized officer described above, and shall be followed by transmission of the actual "hard copy" of the notice, request, demand or document in question.

     17. PARTIES IN INTEREST. All covenants, agreements, terms and conditions contained in this Guaranty shall be binding on the Guarantors and the Guarantors' respective successors, successors in trust and assigns, and shall bind, inure to the benefit of and be enforceable by the Holder from time to time. This Guaranty is assignable by the Banks and the Agents with respect to all or any portion of the Indebtedness or the Obligations without notice to or consent of the Guarantor, and when so assigned, the Guarantors shall be liable to the assignee as to any such portion, without in any manner affecting the liability of the Guarantors with respect to any of the Indebtedness or Obligations retained by the Banks or the Agents.

     18. GOVERNING LAW; CHOICE OF FORUM; SERVICE OF PROCESS. This Guaranty shall be construed and interpreted in accordance with and shall be governed by the laws of the State of Hawaii. The Banks and the Agents may bring any action or proceeding to enforce this Guaranty, or any action or proceeding arising out of this Guaranty, in any court or courts of the State of Hawaii or the United States District Court for the District of Hawaii. If the Banks and the Agents commence such an action in a court located in the State of Hawaii, or the United States District Court for the District of Hawaii, the Guarantors hereby agree that the Guarantors will submit and does hereby irrevocably submit to the personal jurisdiction of such courts; if served by mail will acknowledge receipt of a copy of the summons and complaint within the statutory time limit and in the manner set forth on the notice and summons; and will not attempt to have such action dismissed, abated, or transferred on the ground of FORUM NON CONVENIENS or similar grounds; provided, however, that nothing contained herein shall prohibit the Guarantors from seeking, by appropriate motion, to remove an action brought in a Hawaii state court to the United States District Court for the District of Hawaii. If such action is so removed, however, the Guarantors shall not seek to transfer such action to any other district nor shall the Guarantors seek to transfer to any other district any action which the Banks and the Agents originally commenced in the United States District Court for the District of Hawaii. Any action or proceeding brought by the Guarantors arising out of this Guaranty shall be brought solely in a court of competent jurisdiction located in the State of Hawaii or in the United States District Court for the District of Hawaii.

     19. PARAGRAPH HEADINGS. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope or intent of any provision of the Guaranty.

     20. LIABILITY JOINT AND SEVERAL. The obligations of each Guarantor hereunder shall be joint and several.

     21. COUNTERPARTS. This Guaranty may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and in making proof of this Guaranty, it shall not be necessary to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, the Guarantors have executed this instrument as of SEPTEMBER 30, 1999.


                              SCHULER HOMES OF CALIFORNIA, INC.

                              By /s/      Douglas M. Tonokawa
                                 ----------------------------
                                 Name:    Douglas M. Tonokawa
                                 Title:   Vice President of Finance

                              SCHULER HOMES OF OREGON, INC.

                              By /s/      Douglas M. Tonokawa
                                 ----------------------------
                                 Name:    Douglas M. Tonokawa
                                 Title:   Vice President of Finance

                              SCHULER HOMES OF WASHINGTON, INC.

                              By /s/      Douglas M. Tonokawa
                                 ----------------------------
                                 Name:    Douglas M. Tonokawa
                                 Title:   Vice President of Finance

                              MELODY HOMES, INC.

                              By /s/      Douglas M. Tonokawa
                                 ----------------------------
                                 Name:    Douglas M. Tonokawa
                                 Title:   Vice President of Finance

                              SCHULER REALTY/MAUI, INC.

                              By /s/      Douglas M. Tonokawa
                                 ----------------------------
                                 Name:    Douglas M. Tonokawa
                                 Title:   Vice President of Finance

                              SCHULER REALTY/OAHU, INC.

                              By /s/      Douglas M. Tonokawa
                                 ----------------------------
                                 Name:    Douglas M. Tonokawa
                                 Title:   Vice President of Finance

                              LOKELANI CONSTRUCTION CORPORATION

                              By /s/      Douglas M. Tonokawa
                                 ----------------------------
                                 Name:    Douglas M. Tonokawa
                                 Title:   Vice President of Finance

                              MELODY MORTGAGE CO.

                              By /s/      Douglas M. Tonokawa
                                 ----------------------------
                                 Name:    Douglas M. Tonokawa
                                 Title:   Vice President of Finance

                              SHLR OF WASHINGTON, INC.

                              By /s/      Douglas M. Tonokawa
                                 ----------------------------
                                 Name:    Douglas M. Tonokawa
                                 Title:   Vice President of Finance

                              SHLR OF COLORADO, INC.

                              By /s/      Douglas M. Tonokawa
                                 ----------------------------
                                 Name:    Douglas M. Tonokawa
                                 Title:   Vice President of Finance

                              SHLR OF UTAH, INC.

                              By /s/      Douglas M. Tonokawa
                                 ----------------------------
                                 Name:    Douglas M. Tonokawa
                                 Title:   Vice President of Finance

                              SSHI LLC
                              By SHLR of Washington, Inc.
                                  Its Member

                              By /s/      Douglas M. Tonokawa
                                 ----------------------------
                                 Name:    Douglas M. Tonokawa
                                 Title:   Vice President of Finance

                              SHLR OF NEVADA, INC.

                              By /s/      Douglas M. Tonokawa
                                 ----------------------------
                                 Name:    Douglas M. Tonokawa
                                 Title:   Vice President of Finance

                              SRHI LLC
                              By SHLR of Nevada, Inc.
                                  Its Managing Member

                              By /s/      Douglas M. Tonokawa
                                 ----------------------------
                                 Name:    Douglas M. Tonokawa
                                 Title:   Vice President of Finance


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